UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of report (Date of earliest event reported): June 7, 2005

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-27943                11-3386214
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)

               125 Wilbur Place, Suite 120                     11716
                    Bohemia, New York                       (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244



                          OmniCorder Technologies, Inc.
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1 Press release of OmniCorder Technologies, Inc. issued June 8, 2005, announcing corporate name change to Advanced BioPhotonics Inc.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED BIOPHOTONICS INC.


Date: June 8, 2005                  By: /s/ Denis A. O'Connor
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                                        Denis A. O'Connor
                                        President and Chief Executive Officer